UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2007

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 26, 2007, People’s United Financial, Inc. (“People’s United”) and Chittenden Corporation (“Chittenden”) issued a press release announcing the preliminary results of elections made by Chittenden stockholders as to the form of merger consideration to be received in the pending merger of Chittenden with and into People’s United.

A copy of a press release announcing the preliminary results of the election process is being filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	The following Exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release – Preliminary Results of Elections regarding Merger Consideration

[signature appears on following page]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: December 26, 2007	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J. Appellof
	Title:	Vice President and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release – Preliminary Results of Elections regarding Merger Consideration	99.1-1

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